Exhibit 10.2

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT; AND

AMENDMENT NO. 1 TO GUARANTEE AND COLLATERAL AGREEMENT AND

CERTAIN OTHER LOAN DOCUMENTS

This Amendment No. 2 to Amended and Restated Credit Agreement; and Amendment No. 1 to Guarantee and Collateral Agreement and Certain Other Loan Documents (collectively, this “Amendment No. 2”), dated as of December 21, 2012, is by and among Affinion Group Holdings, Inc., a Delaware corporation (“Holdings”), Affinion Group, Inc., a Delaware corporation (the “Borrower”), each Subsidiary of the Borrower that is a Subsidiary Loan Party (as defined in the Credit Agreement referred to below) (the “Subsidiary Guarantors”), Bank of America, N.A. (“Bank of America”), as Administrative Agent for the Lenders party to the Credit Agreement referred to below (in such capacity, the “Existing Administrative Agent”), as Collateral Agent for the Secured Parties under the Security Documents (as each such term is defined in the Credit Agreement) (in such capacity, the “Existing Collateral Agent”), as Swingline Lender under the Credit Agreement (in such capacity, the “Existing Swingline Lender”) and as Issuing Bank under the Credit Agreement (in such capacity, the “Existing Issuing Bank” and, together with the Existing Administrative Agent, the Existing Collateral Agent and the Existing Swingline Lender, collectively, the “Existing Agent”), in each case, under the Credit Agreement referred to below and Deutsche Bank Trust Company Americas (“DBTCA”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, various lenders from time to time party thereto (the “Lenders”), the Existing Administrative Agent, Credit Suisse Securities (USA) LLC (“CSS”), as syndication agent, Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (f/k/a J.P. Morgan Securities Inc.) (“JPM”) and UBS Securities LLC (“UBS”), as documentation agents, Bank of America Securities LLC (“BAS”) and CSS, as joint lead arrangers, and BAS, CSS, DBSI, JPM and UBS, as joint bookrunners, are party to that certain Amended and Restated Credit Agreement, dated as of April 9, 2010 (as so amended and restated and as the same may be further amended, restated, supplemented and/or otherwise modified to but excluding the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower, the Subsidiary Guarantors, the Existing Administrative Agent and the Existing Collateral Agent are party to that certain Amended and Restated Guarantee and Collateral Agreement, dated as of April 9, 2010 (as so amended and restated and as the same has been further amended, restated, supplemented and/or otherwise modified to but excluding the date hereof, the “Guarantee and Collateral Agreement”);

WHEREAS, Holdings, the Existing Administrative Agent and the Existing Collateral Agent are party to that certain Holdings Guarantee and Pledge Agreement, dated as of April 9, 2010 (as amended, restated, supplemented and/or otherwise modified to but excluding the date hereof, the “Holdings Guarantee and Pledge Agreement”);

WHEREAS, pursuant to that certain resignation letter (re: “Resignation of Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender”), dated as of November 16, 2012, Bank of America has delivered notice of its resignation as the Existing Administrative Agent, the Existing Collateral Agent, the Existing Swingline Lender and the Existing Issuing Bank;

WHEREAS, DBTCA desires to be appointed as the successor Administrative Agent (in such capacity, the “Successor Administrative Agent”), the successor Collateral Agent (in such capacity, the “Successor Collateral Agent”), the successor Swingline Lender (in such capacity, the “Successor Swingline Lender”) and the successor Issuing Bank (in such capacity, the “Successor Issuing Bank” and, together with the Successor Administrative Agent, the Successor Collateral Agent and Successor Swingline Lender, collectively, the “Successor Agent”) under the Credit Agreement and other Loan Documents, pursuant to a Resignation and Assignment Agreement, dated as of the date hereof, in the form of Exhibit A attached hereto (the “Resignation and Assignment Agreement”), among Holdings, the Borrower, the Subsidiary Guarantors, the Existing Agent and the Successor Agent;

WHEREAS, pursuant to Amendment No. 1 to the Credit Agreement, dated as of November 20, 2012, among Holdings, the Borrower, the Lenders listed on the signature pages thereto, the Existing Administrative Agent, DBTCA and DBSI (the “Amendment No. 1”), the Required Lenders consented to (a) the appointment of DBTCA as the Successor Administrative Agent, the Successor Collateral Agent, the Successor Swingline Lender and the Successor Issuing Bank under the Credit Agreement and the other Loan Documents and (b) the making of such technical amendments to the Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents as may be required or advisable in the judgment of the Successor Administrative Agent to effectuate the purposes of Section 1(h) of Amendment No. 1 and the Resignation and Assignment Agreement (the “Agency Transfer Amendments”); and

WHEREAS, subject to the terms and conditions of this Amendment No. 2, the parties hereto wish to amend, and enter into agreements with respect to, certain provisions of the Credit Agreement, the Guarantee and Collateral Agreement, the Holdings Guarantee and Pledge Agreement and certain other Loan Documents as herein provided in order to effect the Agency Transfer Amendments;

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

As of the Amendment No. 2 Effective Date and subject to the satisfaction of the conditions set forth in Section V hereof:

1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in said Section in the appropriate alphabetical order:

“Amendment No. 2” shall mean Amendment No. 2 to Amended and Restated Credit Agreement; and Amendment No. 1 to Guarantee and Collateral Agreement and Certain Other Loan Documents, dated as of December 21, 2012.

“Amendment No. 2 Effective Date” shall have the meaning provided in Amendment No. 2.

“DBTCA” shall mean Deutsche Bank Trust Company Americas and its successors.

“Resignation and Assignment Agreement”: that certain Resignation and Assignment Agreement, dated as of December 21, 2012, among Holdings, the Borrower, the other Loan Parties, Bank of America, as Existing Agent (as defined therein), and DBTCA, as Successor Agent (as defined in therein).

2. The definition of “ABR” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting each reference to “Bank of America” appearing therein and inserting the text “DBTCA” in each instance in lieu thereof.

3. The definition of “Administrative Agent” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the period (“.”) appearing at the end of said definition:

“(it being understood that, from and after the Amendment No. 2 Effective Date, DBTCA shall be the successor administrative agent referred to in the definition of “Administrative Agent”)”.

4. The definition of “Collateral Agent” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the period (“.”) appearing at the end of said definition:

“(it being understood that, from and after the Amendment No. 2 Effective Date, DBTCA shall be the successor collateral agent referred to in the definition of “Collateral Agent”)”.

5 The definition of “Eurocurrency Base Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting each reference to “Bank of America” appearing therein and inserting the text “DBTCA” in each instance in lieu thereof.

6. The definition of “Federal Funds Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting each reference to “Bank of America” appearing therein and inserting the text “DBTCA” in each instance in lieu thereof.

7. The definition of “Fee Letter” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Fee Letter” shall mean that certain Administrative Agent Fee Letter, dated as of December 21, 2012 by and among Holdings, the Borrower and Deutsche Bank Trust Company Americas (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).

8. The definition of “Loan Documents” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, the Resignation and Assignment Agreement, Amendment No. 1, Amendment No. 2” immediately following the text “Security Documents” appearing in said definition.

9. The definition of “Swingline Lender” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Swingline Lender” shall mean DBTCA, in its capacity as a lender of Swingline Loans.”.

10. Section 2.05(k) of the Credit Agreement is hereby amended by deleting the reference to “Bank of America” appearing therein and inserting the text “DBTCA and Bank of America (for so long as Bank of America remains an Issuing Bank hereunder)” in lieu thereof.

11. Section 2.13(e) of the Credit Agreement is hereby amended by deleting the text “Bank of America’s” appearing therein and inserting the text “DBTCA’s” in lieu thereof.

12. Section 2.22(b) of the Credit Agreement is hereby amended by deleting the text “Bank of America” appearing therein and inserting the text “DBTCA” in lieu thereof.

13. Section 8.06(b) of the Credit Agreement is hereby amended by deleting the text “Bank of America” appearing therein and inserting the text “DBTCA” in lieu thereof.

14. Section 9.01(a)(ii) of the Credit Agreement is hereby amended by deleting the text “Bank of America” appearing therein and inserting the text “DBTCA” in lieu thereof.

15. Section 9.01(a)(iii) of the Credit Agreement is hereby amended by deleting the text “Bank of America” appearing therein and inserting the text “DBTCA” in lieu thereof.

16. Section 9.04(i) of the Credit Agreement is hereby amended by deleting each reference to “Bank of America” appearing therein and inserting the text “DBTCA” in each instance in lieu thereof.

17. Schedule 9.01(a)(ii) of the Credit Agreement is hereby amended by deleting the text appearing therein in its entirety and inserting the following text in lieu thereof:

“ADMINISTRATIVE AGENT:

Deutsche Bank Trust Company Americas

60 Wall Street

New York, NY 10005

Attention: Maxeen Jacques

Telephone: 904-527-6411

Telecopier: 732-380-3355

COLLATERAL AGENT:

Deutsche Bank Trust Company Americas

60 Wall Street

New York, NY 10005

Attention: Dusan Lazarov

Telephone: 212-250-0211

Telecopier: 212-797-5695

L/C ISSUER:

Deutsche Bank Trust Company Americas

60 Wall Street

New York, NY 10005

Attention: Everardus Rozing

Telephone: 212-250-1014

Telecopier: 212-797-0403

SWINGLINE LENDER:

Deutsche Bank Trust Company Americas

60 Wall Street

New York, NY 10005

Attention: Maxeen Jacques

Telephone: 904-527-6411

Telecopier: 732-380-3355”.

18. Exhibits A, C-1, C-2, G and H to the Credit Agreement are hereby amended by deleting each reference to “Bank of America, N.A.” appearing therein and inserting the text “Deutsche Bank Trust Company Americas” (or, in the case of any signature blocks thereto, “DEUTSCHE BANK TRUST COMPANY AMERICAS”) in lieu thereof.

19. Exhibit B to the Credit Agreement is hereby amended by deleting such Exhibit in its entirety and inserting in lieu thereof new Exhibit B in the form of Appendix A hereto.

20. Exhibits C-1 and C-2 to the Credit Agreement are hereby further amended by deleting the address block appearing at the top left corner thereof and inserting the following text in lieu thereof:

“Deutsche Bank Trust Company Americas,

as Administrative Agent for the Lenders

60 Wall Street

New York, NY 10005

Attention: Maxeen Jacques

Telephone: 904-527-6411

Telecopier: 732-380-3355”

21. Exhibit F to the Credit Agreement is hereby amended by deleting such Exhibit in its entirety and inserting in lieu thereof new Exhibit F in the form of Appendix B hereto.

II.	Amendments to Guarantee and Collateral Agreement.

As of the Amendment No. 2 Effective Date and subject to the satisfaction of the conditions set forth in Section V hereof:

1. The preamble to the Guarantee and Collateral Agreement is hereby amended by (i) inserting the text “together with any successor administrative agent appointed pursuant to the Credit Agreement,” immediately prior to the text “in such capacity, the “Administrative

Agent”)” and (ii) inserting the text “together with any successor collateral agent appointed pursuant to the Credit Agreement,” immediately prior to the text “in such capacity, the “Collateral Agent”)”.

2. The definition of “Obligations” appearing in Section 1.02 of the Guarantee and Collateral Agreement is hereby amended by inserting the text “and Deutsche Bank Trust Company Americas” immediately following the phrase “owed to Bank of America, N.A.” therein.

4. Exhibit I to the Guarantee and Collateral Agreement is hereby amended by (i) deleting each reference to “Bank of America, N.A.” appearing therein and inserting the text “Deutsche Bank Trust Company Americas” (or, in the case of the signature block thereto, “DEUTSCHE BANK TRUST COMPANY AMERICAS”) in lieu thereof, (ii) inserting the text “together with any successor administrative agent appointed pursuant to the Credit Agreement,” immediately prior to the text “in such capacity, the “Administrative Agent”)” and (iii) inserting the text “together with any successor collateral agent appointed pursuant to the Credit Agreement,” immediately prior to the text “in such capacity, the “Collateral Agent”)”.

5. Exhibit II to the Guarantee and Collateral Agreement is hereby amended by (i) deleting the text “Bank of America, N.A.” appearing therein and inserting the text “Deutsche Bank Trust Company Americas” in lieu thereof, (ii) inserting the text “together with any successor administrative agent appointed pursuant to the Credit Agreement,” immediately prior to the text “in such capacity, the “Administrative Agent”)” and (iii) inserting the text “together with any successor collateral agent appointed pursuant to the Credit Agreement,” immediately prior to the text “in such capacity, the “Collateral Agent”)”.

III.	Amendments to Holdings Guarantee and Pledge Agreement

As of the Amendment No. 2 Effective Date and subject to the satisfaction of the conditions set forth in Section V hereof:

1. The preamble to the Holdings Guarantee and Pledge Agreement is hereby amended by (i) inserting the text “together with any successor administrative agent appointed pursuant to the Credit Agreement,” immediately prior to the text “in such capacity, the “Administrative Agent”)” and (ii) inserting the text “together with any successor collateral agent appointed pursuant to the Credit Agreement,” immediately prior to the text “in such capacity, the “Collateral Agent”)”.

IV.	Amendments to Supplement Nos. 1 through 5 to the Guarantee and Collateral Agreement

As of the Amendment No. 2 Effective Date and subject to the satisfaction of the conditions set forth in Section V hereof:

1. The preamble to each of Supplement No. 1, Supplement No. 2, Supplement No. 3, Supplement No. 4 and Supplement No. 5 to the Guarantee and Collateral Agreement is hereby amended by (i) inserting the text “together with any successor administrative agent appointed pursuant to the Credit Agreement (as defined below),” immediately prior to the text “in such capacity, the “Administrative Agent”)” and (ii) inserting the text “together with any successor collateral agent appointed pursuant to the Credit Agreement,” immediately prior to the text “in such capacity, the “Collateral Agent”)”.

V.	Conditions to Effectiveness.

This Amendment No. 2 shall become effective as of the date (the “Amendment No. 2 Effective Date”) on which each of the following conditions precedent shall have been satisfied (which may be satisfied concurrently with the Amendment No. 2 Effective Date):

1. Certain Documents. The Existing Administrative Agent and the Successor Administrative Agent shall have received each of the following, dated as of the Amendment No. 2 Effective Date (unless otherwise agreed to by the Existing Administrative Agent and the Successor Administrative Agent), in form and substance satisfactory to the Existing Administrative Agent and the Successor Administrative Agent:

(i) this Amendment No. 2, duly executed by Holdings, the Borrower, the Subsidiary Guarantors, the Existing Agent and the Successor Agent;

(ii) the Resignation and Assignment Agreement, duly executed by Holdings, the Borrower, the Subsidiary Guarantors, the Existing Agent and the Successor Agent, dated as of the date hereof, which shall have become effective in accordance with its terms;

(iii) a certificate signed by a duly authorized officer of Holdings and the Borrower stating that:

(A) the representations and warranties contained in the Loan Documents and in Section VII.2 below that are qualified by materiality are true and correct, and each of such representations and warranties that are not so qualified are true and correct in all material respects, in each case, on and as of the date of such certificate as though made on and as of such date other than any such representations and warranties that, by their terms, expressly refer to a specific date other than the date of such certificate, in which case as of such specific date; and

(B) as of the Amendment No. 2 Effective Date, both before and after giving effect to this Amendment No. 2, no event has occurred and is continuing that constitutes a Default or an Event of Default; and

(iv) true and correct resolutions of Holdings and the Borrower that were duly adopted on November 19, 2012 authorizing the transactions contemplated by this Amendment No. 2 and the Resignation and Assignment Agreement.

2. Costs and Expenses. The Borrower shall have reimbursed the Existing Administrative Agent and the Successor Administrative Agent for all reasonable fees, costs and out-of-pocket expenses including such costs and expenses (including reasonable attorneys’ fees) for advice, assistance, or other representation in connection with the preparation, execution and delivery of this Amendment No. 2 and the Resignation and Assignment Agreement to the same extent that such fees and expenses would be payable under, and on the same terms as are set forth in, Section 9.05 of the Credit Agreement, without regard (in the case of the Successor Administrative Agent) as to whether the Successor Administrative Agent is a party to the Credit Agreement or specifically referenced in said Section.

VI.	Certain Covenants and Agreements.

1. The Borrower hereby covenants and agrees that after giving effect to this Amendment No. 2, the resignation of Bank of America in its capacity as each Existing Agent and the appointment of DBTCA in its capacity as each Successor Agent, the Borrower and its Subsidiaries shall comply in all respects with Section 5.11 of the Credit Agreement in accordance with the terms thereof.

VII.	Miscellaneous Provisions.

1. Reaffirmation. The Credit Agreement and each of the other Loan Documents (as specifically amended by this Amendment No. 2) are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, (a) (i) all Obligations of the Borrower shall continue to be fully guaranteed pursuant to the Guarantee and Collateral Agreement and the Holding Guarantee and Pledge Agreement and (ii) the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment No. 2 and (b) notwithstanding anything to the contrary set forth in this Amendment No. 2, the Borrower, Holdings and each Subsidiary Guarantor hereby acknowledge and affirm the provisions of Section 1(b) of the Resignation and Assignment Agreement and the rights of the Existing Agent set forth therein.

2. Representations and Warranties. In order to induce the Existing Administrative Agent and the Successor Administrative Agent to enter into this Amendment No. 2, each Loan Party hereby represents and warrants that:

(i) the execution, delivery and performance by Holdings, the Borrower and each Subsidiary Guarantor of this Amendment No. 2 and the performance by Holdings, the Borrower and each Subsidiary Guarantor of the Credit Agreement (as amended hereby) have been duly authorized by all necessary corporate action; and

(ii) this Amendment No. 2 and the Credit Agreement (as amended hereby) constitute the legal, valid and binding obligations of Holdings, the Borrower and the Subsidiary Guarantors, enforceable against Holdings, the Borrower and the Subsidiary Guarantors in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

3. No Waiver. This Amendment No. 2 is limited as specified herein and the execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

4. Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 2 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

5 Governing Law. THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6. Reference to and Effect on the Credit Agreement and the other Loan Documents. On and after the Amendment No. 2 Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 2, (ii) each reference in the Credit Agreement and the other applicable Loan Documents to the “Guarantee and Collateral Agreement”, “thereunder”, “thereof or words of like import referring to the Guarantee and Collateral Agreement, and each reference in the Guarantee and Collateral Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guarantee and Collateral Agreement, shall mean and be a reference to the Guarantee and Collateral Agreement as amended by this Amendment No. 2 and (iii) each reference in the Credit Agreement and the other applicable Loan Documents to the “Holdings Guarantee and Pledge Agreement”, “thereunder”, “thereof or words of like import referring to the Holdings Guarantee and Pledge Agreement, and each reference in the Holdings Guarantee and Pledge Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Holdings Guarantee and Pledge Agreement, shall mean and be a reference to the Holdings Guarantee and Pledge Agreement as amended by this Amendment No. 2.

7. Severability. The fact that any term or provision of this Amendment No. 2 (or of the Credit Agreement, to the extent modified pursuant to this Amendment No. 2) is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

8. Submission to Jurisdiction and Waivers of Jury Trial. THE PARTIES HERETO AGREE THAT THIS AMENDMENT NO. 2 SHALL BE SUBJECT TO THE PROVISIONS OF SECTIONS 9.13 AND 9.17 OF THE CREDIT AGREEMENT.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment No. 2 as of the date first above written.

AFFINION GROUP HOLDINGS, INC.,
as Holdings

By:	/s/ Todd Siegel
Name: Todd Siegel
Title: Chief Executive Officer

AFFINION GROUP, INC., as Borrower

By:	/s/ Todd Siegel
Name: Todd Siegel
Title: Chief Executive Officer

Signature page to Affinion Amendment No. 2

AFFINION BENEFITS GROUP, LLC

AFFINION BRAZIL HOLDINGS I, LLC

AFFINION BRAZIL HOLDINGS II, LLC

AFFINON DATA SERVICES, INC.

AFFINION GROUP, LLC

AFFINION LOYALTY, LLC

AFFINION LOYALTY ACQUISITION, LLC

AFFINION LOYALTY GROUP, INC.

AFFINION PUBLISHING, LLC

BREAKFIVE, LLC

CARDWELL AGENCY, INC.

CCAA, CORPORATION

CONNEXIONS LOYALTY TRAVEL SOLUTIONS LLC

GLOBAL PROTECTION SOLUTIONS, LLC

INTERNATIONAL TRAVEL FULFILLMENT LLC

LIFT MEDIA, LLC

LONG TERM PREFERRED CARE, INC.

LOYALTY TRAVEL AGENCY LLC

PROSPECTIV DIRECT, INC.

TRAVELERS ADVANTAGE SERVICES, INC.

TRILEGIANT AUTO SERVICES, INC.

TRILEGIANT CORPORATION

TRILEGIANT INSURANCE SERVICES, INC.

TRILEGIANT RETAIL SERVICES, INC.

WATCHGUARD REGISTRATION SERVICES, INC.

WEBLOYALTY HOLDINGS, INC.

WEBLOYALTY.COM, INC.

By:	/s/ Todd Siegel
Name: Todd Siegel
Title: Executive Vice President

CUC ASIA HOLDINGS, by its partners

By: Trilegiant Retail Services, Inc.
By: Trilegiant Corporation

	By:	/s/ Todd Siegel
Name: Todd Siegel
Title: Executive Vice President

Signature page to Affinion Amendment No. 2

BANK OF AMERICA, N.A.,
as Existing Administrative Agent, Existing Collateral Agent, Existing Issuing Bank and Existing Swingline Lender

By:	/s/ Frank Byrne
Name: Frank Byrne
Title: Vice President

Signature page to Affinion Amendment No. 2

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Successor Administrative Agent, Successor Collateral Agent, Successor Issuing Bank and Successor Swingline Lender

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

Signature page to Affinion Amendment No. 2

Appendix A

Form of Administrative questionnaire

Please complete and fax to Deutsche Bank deal administration unit (Fax:                     , Attn:)

Your institution’s information
Full legal name of bank:
(for credit agreement purposes)
Name and title of person:
(executing the credit agreement)
Address for execution copies:
(provide street address for hand deliveries)

Credit contact:		Credit contact
Name:	Dusan Lazarov
Title:	Director
Address:	60 Wall Str, MS: NYC60-4305
New York, NY 10005
Phone:	212-250-0211
Fax:	212-797-5695
Email:	dusan.lazarov@db.com

Operations contact:		Operations contact
Name:	Maxeen Jacques
Title:
Address:	5022 Gate Parkway
Suite 200
Phone:	904-527-6411
Fax:	732-380-3355
Email:	Na.agencyservicing@ db.com

Standard settlement instructions:		Standard settlement instructions (principal payments, interest, fees)
USD loans:
Name:	Deutsche Bank Americas NYC
ABA no.:	021001033
F/A:	Commercial Loan Division
Acct. no.:	60200119
Attn:	Maxeen Jacques
Reference:	Affinion Group Holdings

FOR WITHHOLDING TAX PURPOSES PLEASE IDENTIFY YOUR BANK/COMPANY’S STATUS:

U.S. CORPORATION	NON-U.S. (FOREIGN) CORPORATION
Tax identification number

Prepared by:                                              Telephone no:

Appendix B

FORM OF ASSIGNMENT OF

INTELLECTUAL PROPERTY SECURITY AGREEMENTS

This ASSIGNMENT OF INTELLECTUAL PROPERTY SECURITY AGREEMENTS (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Assignment”) dated December 21, 2012, is made by BANK OF AMERICA, N.A., as withdrawing administrative agent and collateral agent (the “Withdrawing Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as new administrative agent and collateral agent for the Secured Parties (as defined in the G&C Agreement referred to below) (the “New Agent”), and the Persons listed on the signature pages hereof (collectively, the “Grantors”).

WHEREAS, the Borrower, Affinion Group Holdings, Inc., a Delaware corporation (“Holdings”), the lenders party thereto, the Withdrawing Agent and the other parties thereto entered into that certain Amended and Restated Credit Agreement, dated as of April 9, 2010 (as amended prior to the date hereof, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Holdings, the Borrower, the Subsidiaries of the Borrower party thereto, and the Withdrawing Agent entered into (i) that certain Amended and Restated Guarantee and Collateral Agreement dated as of April 9, 2010 (as amended prior to the date hereto, the “G&C Agreement”); and (ii) that certain Assignment of Intellectual Property Security Agreement, dated as of April 9, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Assignment”);

WHEREAS, the Withdrawing Agent, the New Agent, Holdings, the Borrower and each subsidiary of the Borrower that is a Subsidiary Loan Party (as defined in the Credit Agreement) (the “Subsidiary Guarantors”) are entering into a resignation and assignment agreement, dated as of the date hereof (the “Resignation and Assignment Agreement”);

WHEREAS, Holdings, the Borrower, the Subsidiary Guarantors, the Withdrawing Agent and the New Agent are entering into an amendment to the Credit Agreement and to the G&C Agreement, dated as of the date hereof (collectively, “Amendment No. 2”);

WHEREAS, as a condition precedent to the making of Loans, the issuance of Letters of Credit by the Lenders under the Credit Agreement and the entry into Swap Agreements by Lenders or Affiliates of Lenders from time to time, each Grantor has executed and delivered or is otherwise a party to that certain Intellectual Property Security Agreement, dated as of October 17, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Original IP Security Agreement”), which the Withdrawing Agent represents was recorded at the United States Patent and Trademark Office (“USPTO”) at reel 003253 frame 0927 and reel 017220 frame 0586 and at the United States Copyright Office (“USCO”) as document numbers V3532D013 through V3532D016; that certain Amended and Restated Intellectual Property Security Agreement Supplement, dated as of April 9, 2010, which the Withdrawing Agent represents was recorded at the USPTO at reel 004185 frame 0507; that certain Amended and Restated Intellectual Property Security Agreement Supplement, dated as of July 29, 2010, which the Withdrawing Agent represents was recorded at the USPTO at reel 004252 frame 0419; that certain Amended and Restated Intellectual Property Security

1

Agreement Supplement, dated as of February 14, 2011, which the Withdrawing Agent represents was recorded at the USPTO at reel 004482 frame 0879 and reel 025826 frame 0454 and at the USCO as document number V3595D905; or that certain Intellectual Property Security Agreement Supplement, dated as of August 29, 2011, which the Withdrawing Agent represents was recorded at the USPTO at reel 004618 frame 0194 (each of the foregoing five agreements, as amended, amended and restated, supplemented or otherwise modified from time to time, an “IP Security Agreement”);

WHEREAS, pursuant to the IP Security Agreements and the IP Assignment, the Withdrawing Agent, as the prior administrative agent, was granted or otherwise acquired a security interest in each Grantor’s right, title and interest in, to and under the Collateral (as defined in the Original IP Security Agreement) and the Additional Collateral (as defined in each of the other respective IP Security Agreements) (such Collateral and Additional Collateral under the IP Security Agreements, collectively, the “IP Collateral”), including the IP Collateral set forth on Schedule A attached hereto, (collectively, the “Security Interest”); and

WHEREAS, consistent with the Resignation and Assignment Agreement, the New Agent is desirous of acquiring, and the Withdrawing Agent is desirous of assigning, all of the Withdrawing Agent’s right, title and interest in, to and under the IP Security Agreements, including, without limitation, the Security Interest, and all documents relating thereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Withdrawing Agent, the New Agent and the Grantors hereby covenant and agree as follows:

Section 1 Defined Terms. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the G&C Agreement.

Section 2 Assignment of IP Security Agreement. The Withdrawing Agent hereby assigns, transfers and conveys to the New Agent for the ratable benefit of the Secured Parties all of its right, title and interest in, to and under the IP Security Agreements and the IP Assignment, including, without limitation, the Security Interest. The New Agent hereby accepts the foregoing assignment.

Section 3 Guarantee and Collateral Agreement. The Security Interest assigned to the New Agent as the new collateral agent for the Secured Parties pursuant to this Assignment, has been granted in conjunction with the security interest granted pursuant to the G&C Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the New Agent with respect to the security interest in the IP Collateral made and granted by the IP Security Agreements are more fully set forth in the G&C Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time as of and after the date hereof), the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

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Section 4 Counterparts. This Assignment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 5 Governing Law. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

BANK OF AMERICA, N.A.
as Withdrawing Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page - Assignment of Intellectual Property Security Agreement]

ACCEPTED AND AGREED

as of the date first above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as New Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page - Assignment of Intellectual Property Security Agreement]

ACCEPTED AND AGREED
as of the date first above written:

AFFINION GROUP, INC.

By:
Name:
Title:

AFFINION BENEFITS GROUP, LLC

AFFINION BRAZIL HOLDINGS I, LLC

AFFINION BRAZIL HOLDINGS II, LLC

AFFINON DATA SERVICES, INC.

AFFINION GROUP, LLC

AFFINION LOYALTY ACQUISITION, LLC

AFFINION LOYALTY GROUP, INC.

AFFINION PUBLISHING, LLC

BREAKFIVE, LLC

CARDWELL AGENCY, INC.

CCAA, CORPORATION

CONNEXIONS LOYALTY TRAVEL SOLUTIONS LLC

GLOBAL PROTECTION SOLUTIONS, LLC

INTERNATIONAL TRAVEL FULFILLMENT LLC

LIFT MEDIA, LLC

LONG TERM PREFERRED CARE, INC.

LOYALTY TRAVEL AGENCY LLC

PROSPECTIV DIRECT, INC.

TRAVELERS ADVANTAGE SERVICES, INC.

TRILEGIANT AUTO SERVICES, INC.

TRILEGIANT CORPORATION

TRILEGIANT INSURANCE SERVICES, INC.

TRILEGIANT RETAIL SERVICES, INC.

WATCHGUARD REGISTRATION SERVICES, INC.

WEBLOYALTY HOLDINGS, INC.

WEBLOYALTY.COM, INC.

By:
Name:
Title:

CUC ASIA HOLDINGS, by its partners

By: Trilegiant Retail Services, Inc.

[Signature Page - Assignment of Intellectual Property Security Agreement]

By: Trilegiant Corporation

By:
Name:
Title:

[Signature Page - Assignment of Intellectual Property Security Agreement]

Schedule A

PATENT SCHEDULE

1

Schedule B

TRADEMARK SCHEDULE

7

Schedule C

COPYRIGHT SCHEDULE